Exhibit 99.1
Tallgrass Energy Announces Fourth Quarter and Full Year 2019 Results

•	Fourth Quarter 2019 Net Income, Adjusted EBITDA, and Cash Available for Dividends of $54.1 million, $232.5 million, and $182.3 million

•	Year ended 2019 Net Income, Adjusted EBITDA, and Cash Available for Dividends of $248.8 million, $996.3 million, and $798.2 million
LEAWOOD, Kan.--(BUSINESS WIRE)--February 12, 2020--Tallgrass Energy, LP (NYSE: TGE) ("TGE") today reported financial and operating results for the fourth quarter and full year 2019.
"Tallgrass Energy delivered another year of outstanding results in 2019," said CEO Bill Moler. "A number of the year's more notable accomplishments include delivering on our Adjusted EBITDA and Cash Available for Dividends guidance; expanding Pony Express while renewing and signing new volume commitments; and commencing construction on the Cheyenne Connector and REX Cheyenne Hub Enhancement projects."
Fourth Quarter Dividend
As previously announced, pursuant to the merger agreement with affiliates of Blackstone Infrastructure Partners entered into in December 2019, TGE has agreed not to pay dividends during the pendency of the transactions contemplated by the merger agreement.
Tallgrass Energy, LP, Summary Financial Information

	Three Months Ended December 31, 2019	Year Ended December 31, 2019
(in thousands)

Net income attributable to TGE	$54,079	$248,809
Add:
Interest expense, net(1)	39,488	161,429
Depreciation and amortization expense(1)	32,684	127,503
Distributions from unconsolidated investments	101,291	470,981
Non-cash compensation expense	8,042	31,563
Income tax expense(1)	8,972	70,578
Net income attributable to Exchange Right Holders(2)	35,932	193,961
Deficiency payments, net(1)	2,751	16,992
Non-cash loss related to derivative instruments	1,171	272
Loss on disposal of assets(1)	354	354
Less:
Equity in earnings of unconsolidated investments	(51,502)	(325,385)
Other non-cash (gain)	(724)	(724)
Adjusted EBITDA(3)	$232,538	$996,333
Less:
Cash interest cost(1)	(37,910)	(155,174)
Maintenance capital expenditures, net(1)	(11,877)	(42,287)
Current income tax expense(1)	(453)	(672)
Cash Available for Dividends(3)	$182,298	$798,200

(1)	Net of noncontrolling interest associated with less than wholly owned subsidiaries of Tallgrass Equity.

(2)
We refer to the holders of our outstanding Class B shares, as the Exchange Right Holders. The Exchange Right Holders are entitled to exercise the right to exchange their Tallgrass Equity Units (together with an equivalent number of Class B shares) for Class A shares at an exchange ratio of one Class A share for each Tallgrass Equity Unit exchanged.

(3)	Adjusted EBITDA and Cash Available for Dividends are non-GAAP measures. For additional detail see "Non-GAAP Measures" below.

Conference Call
As a result of the pending merger, Tallgrass will not be holding a conference call in connection with the issuance of its release of fourth quarter 2019 financial results and will not be releasing 2020 financial guidance.
Tallgrass Energy, LP Merger Adjusted Segment Overview(1)
The following summary provides a reconciliation of the operating income and Segment Adjusted EBITDA for each of our reporting segments with the amounts adjusted for the impact of the TEP Merger Transaction, assuming it had closed on the first day of the period presented.(2) Merger Adjusted Segment Adjusted EBITDA is a Non-GAAP Measure. For additional detail see "Non-GAAP Measures" below.

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
	(in thousands)
Natural Gas Transportation
Operating income	$15,620	$15,948	$66,200	$69,586
Add:
Depreciation and amortization expense	4,862	4,903	19,773	19,442
Distributions from unconsolidated investment	97,518	102,589	458,739	380,731
Other, net	221	615	(1,205)	2,866
Merger Adjusted Segment Adjusted EBITDA(4)	$118,221	$124,055	$543,507	$472,625

Less:
Merger Adjustments	—	—	—	(95,401)
Segment Adjusted EBITDA as Reported	$118,221	$124,055	$543,507	$377,224

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
	(in thousands)
Crude Oil Transportation
Operating income	$68,475	$76,772	$273,303	$258,308
Add:
Depreciation and amortization expense(3)	14,259	13,650	55,699	54,149
Deficiency payments, net (3)	674	(2,035)	9,867	9,584
Distributions from unconsolidated investments	2,025	—	5,464	—
Less:
Adjusted EBITDA attributable to noncontrolling interests	—	—	—	(350)
Merger Adjusted Segment Adjusted EBITDA(4)	$85,433	$88,387	$344,333	$321,691

Less:
Merger Adjustments	—	—	—	(82,361)
Segment Adjusted EBITDA as Reported	$85,433	$88,387	$344,333	$239,330

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
	(in thousands)
Gathering, Processing & Terminalling
Operating income	$16,478	$12,858	$60,787	$51,565
Add:
Depreciation and amortization expense(3)	12,761	8,829	48,730	31,303
Non-cash loss (gain) related to derivative instruments	1,171	(34)	272	(4,252)
Loss (gain) on disposal of assets(3)	354	(1,242)	354	(10,659)
Distributions from unconsolidated investments	1,748	1,756	6,778	6,417
Deficiency payments, net(3)	2,206	8,883	9,356	10,694
Other income (expense), net	1,209	(132)	1,384	182
Less:
Other non-cash (gain)	(724)	—	(724)	—
Adjusted EBITDA attributable to noncontrolling interests	(1,424)	(1,717)	(5,778)	(5,778)
Merger Adjusted Segment Adjusted EBITDA(4)	$33,779	$29,201	$121,159	$79,472

Less:
Merger Adjustments	—	—	—	(20,269)
Segment Adjusted EBITDA as Reported	$33,779	$29,201	$121,159	$59,203

(1)	Segment reporting does not include corporate general and administrative costs or intersegment eliminations.

(2)
We refer to the merger transaction with Tallgrass Energy Partners, LP that closed effective June 30, 2018 as the TEP Merger Transaction. As a result of the TEP Merger Transaction, Tallgrass Energy Partners, LP became a wholly owned subsidiary of Tallgrass Equity and its subsidiaries.

(3)	Net of noncontrolling interest associated with less than wholly owned subsidiaries of Tallgrass Equity.

(4)	Represents Adjusted EBITDA which is a non-GAAP measure. For additional detail see "Non-GAAP Measures" below.
Rockies Express Pipeline LLC Summary Financial Information
TGE owns a 75 percent membership interest in REX. The table below is a reconciliation of REX's Adjusted EBITDA and Distributable Cash Flow for the three and 12 months ended Dec. 31, 2019 and 2018, presented to provide additional information on REX's financial results. REX's Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. For additional detail see "Non-GAAP Measures" below.

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
	(in thousands)
Rockies Express Pipeline LLC
Net income	$54,327	$99,141	$376,539	$369,480
Add:
Interest expense, net	30,771	32,426	121,026	149,958
Depreciation and amortization expense	55,208	54,947	220,419	219,603
Other non-cash loss	—	—	448	2,769
Change in contract asset	9,543	(15,575)	21,427	(62,300)
Adjusted EBITDA	149,849	170,939	739,859	679,510
Less:
Cash interest cost	(30,246)	(31,713)	(119,088)	(146,843)
Maintenance capital expenditures	(5,581)	(1,839)	(14,863)	(15,809)
Distributable Cash Flow	$114,022	$137,387	$605,908	$516,858

Distributions to Members	$(130,500)	$(136,787)	$(612,198)	$(522,693)
Contributions from Members	$16,478	$15,561	$82,968	$576,434
Financial Leverage(1)	2.8x	3.0x	2.8x	3.0x
(1) Calculated in accordance with the definitions in REX's revolving credit facility.
Annual Report
TGE expects to file its 2019 Annual Report on Form 10-K with the Securities and Exchange Commission ("SEC") on or about Feb. 12, 2020. A copy of the report will be available for viewing through a link on the Tallgrass Energy website at www.tallgrassenergy.com or on the SEC's website at www.sec.gov.
TGE shareholders may request a hard copy of the Annual Report on Form 10-K (including complete audited financial statements) free of charge. Requests should be communicated in writing to Tallgrass Energy, LP; Attention: Investor Relations, 4200 W. 115th Street, Suite 350, Leawood, KS 66211.
Non-GAAP Measures
Adjusted EBITDA, Cash Available for Dividends, and Distributable Cash Flow are non-GAAP supplemental financial measures that TGE management and external users of our consolidated financial statements and financial statements of our subsidiaries and unconsolidated investments, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•	our operating performance as compared to other publicly traded midstream infrastructure companies, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods;

•	the ability of our assets to generate sufficient cash flow to make dividends to our shareholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various expansion and growth opportunities.

We believe that the presentation of Adjusted EBITDA, Cash Available for Dividends, and Distributable Cash Flow provides useful information to investors in assessing our financial condition and results of operations. Adjusted EBITDA, Cash Available for Dividends, and Distributable Cash Flow should not be considered alternatives to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP, nor should Adjusted EBITDA, Cash Available for Dividends, and Distributable Cash Flow be considered alternatives to available cash or other definitions in our partnership agreement. Adjusted EBITDA, Cash Available for Dividends, and Distributable Cash Flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. Additionally, because Adjusted EBITDA, Cash Available for Dividends, and Distributable Cash Flow may be defined differently by other companies in our industry, our definition of Adjusted EBITDA, Cash Available for Dividends, and Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
We generally define Adjusted EBITDA as net income excluding the impact of interest, income taxes, depreciation and amortization, non-cash income or loss related to derivative instruments, non-cash long-term compensation expense, impairment losses, gains or losses on asset or business disposals or acquisitions, gains or losses on the repurchase, redemption or early retirement of debt, and earnings from unconsolidated investments, but including the impact of distributions from unconsolidated investments and deficiency payments received from or utilized by our customers. In addition, Adjusted EBITDA at Rockies Express excludes the impact of other non-cash gains or losses and includes the impact of the change in contract asset, which represents the difference between the revenue recognized and the actual cash collected from the customer. We also use Cash Available for Dividends and Distributable Cash Flow, which we generally define as Adjusted EBITDA, less cash interest costs, maintenance capital expenditures, current income tax, and certain cash reserves permitted by our governing documents. Adjusted EBITDA and Cash Available for Dividends are both calculated and presented at the Tallgrass Equity level, before consideration of noncontrolling interest associated with the Exchange Right Holders or calculating distributions from Tallgrass Equity to us, on one hand, and to the Exchange Right Holders, on the other. We believe calculating these measures at Tallgrass Equity provides investors the most complete and comparable picture of our overall financial and operational results and provides a consistent metric for period over period comparisons that is not impacted by any future exercises by the Exchange Right Holders of the right to exchange TGE Class B Shares and Tallgrass Equity Units for an equal number of TGE Class A Shares (the "Exchange Right"), which does not have a dilutive effect on TGE's net income per share. For a reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, please see "Summary Financial Information" above.
In this press release we have also presented Merger Adjusted Segment Adjusted EBITDA for each of our reporting segments. We define Merger Adjusted Segment Adjusted EBITDA as Adjusted EBITDA for such segment as adjusted for the impact of the TEP Merger Transaction, assuming it had closed on the first day of the period presented. We believe that the presentation of this measure on a merger adjusted basis provides useful information to investors in assessing our financial condition and results of operations for each of our reporting segments because the accounting treatment of our ownership interests in TEP prior to the TEP Merger Transaction and the impact of non-controlling interests for the period was significantly impacted by the TEP Merger Transaction during the period but is not representative of the comparable measures during our historical periods. For a reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, please see "Tallgrass Energy, LP Merger Adjusted Segment Overview" above.
Additional Information and Where to Find It
In connection with the proposed transaction referred to in this material, TGE filed a preliminary proxy statement with the SEC on January 21, 2020, which was amended on February 11, 2020, and intends to file other materials with the SEC, including a proxy statement in a definitive form. TGE also expects to mail or otherwise provide to its shareholders such proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, TALLGRASS’ SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents filed with the SEC (when available) by TGE through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by TGE will be available free of charge on TGE’s website at www.tallgrassenergy.com, in the “Investors” tab near the top of the page, or by contacting TGE’s Investor Relations Department at 1-913-928-6012.

Participants in the Solicitation
TGE and its general partner’s directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of TGE’s general partner may be found in its Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on or about February 12, 2020 and any subsequent statements of changes in beneficial ownership filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Note Concerning Forward-Looking Statements
Disclosures in this press release contain "forward-looking statements." All statements, other than statements of historical facts, included in this press release that address activities, events or developments that management expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the pending transactions contemplated by the merger agreement entered into in December 2019 and the timing of TGE's filing of its 2019 Annual Report on Form 10-K. Forward looking statements may also include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of TGE and its subsidiaries, including: the ability to pursue expansions and other opportunities for incremental volumes; natural gas and crude oil production growth in TGE's operating areas; expected future benefits of acquisitions or expansion projects; timing of anticipated spending on planned expenses and maintenance capital projects; and distribution rate and growth, including variability of quarterly distribution coverage. These statements are based on certain assumptions made by TGE based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of TGE, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to TGE's financial performance and results, availability of sufficient cash flow to pay dividends and execute its business plan, the demand for natural gas storage, processing and transportation services and for crude oil transportation services, operating hazards, the effects of government regulation, tax position and other risks incidental to transporting, storing and processing natural gas or transporting crude oil and other important factors that could cause actual results to differ materially from those projected, including those set forth in reports filed by TGE with the Securities and Exchange Commission. Any forward-looking statement applies only as of the date on which such statement is made and TGE does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

About Tallgrass Energy
Tallgrass Energy, LP (NYSE: TGE) is a growth-oriented midstream energy infrastructure company operating across 11 states with transportation, storage, terminal, water, gathering and processing assets that serve some of the nation's most prolific crude oil and natural gas basins.
To learn more, please visit our website at www.tallgrassenergy.com.
CONTACT:
Investor and Financial Inquiries
Nate Lien
(913) 928-6012
investor.relations@tallgrassenergylp.com

Media and Trade Inquiries
Phyllis Hammond
(303) 763-3568
media.relations@tallgrassenergylp.com